Exhibit 99.1

Jamf Announces Second Quarter 2024 Financial Results
•Q2 total revenue year-over-year growth of 13% to $153.0 million
•ARR year-over-year growth of 13% to $621.7 million as of June 30, 2024
•GAAP operating loss of $20.0 million, or (13)% of total revenue, compared to GAAP operating loss of $37.6 million, or (28)% of total revenue, in the second quarter of 2023
•Non-GAAP operating income of $23.5 million, or 15% of total revenue, compared to $5.8 million, or 4% of total revenue, in the second quarter of 2023
MINNEAPOLIS – August 7, 2024 – Jamf (NASDAQ: JAMF), the standard in managing and securing Apple at work, today announced financial results for its second quarter ended June 30, 2024.
“Jamf continued to exceed expectations in Q2, with results surpassing the high end of our financial outlook,” said John Strosahl, Jamf CEO. “Our focused efforts on key strategic growth areas along with investments in scalability and efficiency are driving our performance now and preparing Jamf for the goals we’ve laid out for the future.”
Second Quarter 2024 Financial Highlights
•Revenue: Total revenue of $153.0 million, an increase of 13% year-over-year.
•ARR: ARR of $621.7 million as of June 30, 2024, an increase of 13% year-over-year.
•Gross Profit: GAAP gross profit of $118.0 million, or 77% of total revenue, compared to $104.2 million in the second quarter of 2023. Non-GAAP gross profit of $124.9 million, or 82% of total revenue, compared to $110.6 million in the second quarter of 2023.
•Operating Loss/Income: GAAP operating loss of $20.0 million, or (13)% of total revenue, compared to $37.6 million in the second quarter of 2023. Non-GAAP operating income of $23.5 million, or 15% of total revenue, compared to $5.8 million in the second quarter of 2023.
•Cash Flow: Cash flow provided by operations of $47.6 million for the TTM ended June 30, 2024, or 8% of TTM total revenue, compared to $60.4 million for the TTM ended June 30, 2023. Unlevered free cash flow of $82.7 million for the TTM ended June 30, 2024, or 14% of TTM total revenue, compared to $66.6 million for the TTM ended June 30, 2023.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below and the section titled “Non-GAAP Financial Measures” below contains descriptions of these reconciliations.

Recent Business Highlights
•Ended the second quarter serving more than 76,600 customers with 33.6 million total devices on our platform.
•Achieved 27% year-over-year growth in security ARR, to $145.1 million as of June 30, 2024, representing 23% of Jamf’s total ARR.
•Named a Leader in the IDC MarketScape: Worldwide UEM Software for Apple Devices 2024 Vendor Assessment.
•Launched two new offerings to better support managed service provider (MSP) partners.
◦Jamf Insights, a single dashboard to provide a multi-tenanted view of an entire customer fleet and key device metrics, helping partners easily support customers’ devices to enhance security and provide a powerful user experience.
◦Jamf Service Provider plan, a comprehensive plan that brings together Jamf Insights, Jamf Pro, Jamf Auto Update and a dedicated MSP support service, enabling partners to simplify, automate and scale their practice by combining Jamf’s products and expertise in one place.

•Announced Jamf has been authorized by the CVE Program as a CVE Numbering Authority, recognizing Jamf’s commitment to helping organizations maintain the most secure environments. CVE is an international, community-based effort with a mission to identify, define and catalog publicly-disclosed cybersecurity vulnerabilities.
•Hosted over 1,400 customers at Jamf Nation Live events in Amsterdam, Berlin and London.
•Published our 2024 Purpose and Impact Report, detailing our strategic commitments and approach to environmental, social, and governance topics to empower employees, customers, and communities.
For the third quarter of 2024, Jamf currently expects:
•Total revenue of $156.5 to $158.5 million
•Non-GAAP operating income of $25.5 to $26.5 million
For the full year 2024, Jamf currently expects:
•Total revenue of $622.5 to $625.5 million
•Non-GAAP operating income of $96.0 to $98.0 million
To assist with modeling, for the third quarter of 2024 and full year 2024, amortization is expected to be approximately $10.0 million and $40.3 million, respectively. In addition, for the third quarter of 2024 and full year 2024, stock-based compensation and related payroll taxes are expected to be approximately $27.2 million and $102.9 million, respectively.
Jamf is unable to provide a quantitative reconciliation of forward-looking guidance of non-GAAP operating income to GAAP operating income (loss) because certain items are out of Jamf’s control or cannot be reasonably predicted. Historically, adjustments to non-GAAP operating income have included, but are not limited to, amortization expense, stock-based compensation expense, acquisition-related expense, acquisition-related earn-out, offering costs, payroll taxes related to stock-based compensation, system transformation costs, restructuring charges, and extraordinary legal settlements and non-recurring litigation costs. Accordingly, a reconciliation for forward-looking non-GAAP operating income is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected GAAP operating income (loss) being materially less than is indicated by currently estimated non-GAAP operating income.
These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Webcast and Conference Call Information
Jamf will host a conference call and live webcast for analysts and investors at 3:30 p.m. Central Time (4:30 p.m. Eastern Time) on August 7, 2024.
The conference call will be webcast live on Jamf’s Investor Relations website at https://ir.jamf.com. Those parties interested in participating via telephone may register on Jamf’s Investor Relations website. The financial tables, earnings presentation, and investor presentation provided in connection with this press release and the accompanying conference call will also be available on Jamf’s Investor Relations website.
A replay of the call will be available on the Investor Relations website beginning on August 7, 2024, at approximately 6:00 p.m. Central Time (7:00 p.m. Eastern Time).
Please note that Jamf uses its https://ir.jamf.com website as a means of disclosing material non-public information, announcing upcoming investor conferences, and for complying with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website in addition to following our press releases, SEC filings, and public conference calls and webcasts.

Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe the non-GAAP measures of non-GAAP operating expenses, non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating income (loss), non-GAAP operating income (loss) margin, non-GAAP income before income taxes, non-GAAP provision for income taxes as it relates to the calculation of non-GAAP net income, non-GAAP net income, adjusted EBITDA, free cash flow, free cash flow margin, unlevered free cash flow, and unlevered free cash flow margin are useful in evaluating our operating performance. Certain of these non-GAAP measures exclude amortization expense, stock-based compensation expense, foreign currency transaction loss (gain), amortization of debt issuance costs, acquisition-related expense, offering costs, payroll taxes related to stock-based compensation, system transformation costs, restructuring charges, and extraordinary legal settlements and non-recurring litigation costs. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release. We strongly encourage investors to review our consolidated financial statements included in our publicly filed reports in their entirety and not rely solely on any single financial measurement or communication.
Forward-Looking Statements
This press release and the accompanying conference call contain “forward-looking statements” within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” or “continue,” or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance (including our outlook and guidance), the demand for our platform, anticipated impacts of macroeconomic conditions on our business, our expectations regarding business benefits and financial impacts from our acquisitions, partnerships, and investments, and our ability to deliver on our long-term strategy.
The forward-looking statements contained in this press release and the accompanying conference call are also subject to additional risks, uncertainties, and factors, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 as well as the subsequent periodic and current reports and other filings that we make with the Securities and Exchange Commission from time to time. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying conference call.
Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and the accompanying conference call relate only to events as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as otherwise required by law.
About Jamf
Jamf’s purpose is to simplify work by helping organizations manage and secure an Apple experience that end users love and organizations trust. Jamf is the only company in the world that provides a complete management and security solution for an Apple-first environment designed to be enterprise secure, consumer simple and protect personal privacy. To learn more, visit www.jamf.com.
Investor Contact
Jennifer Gaumond
ir@jamf.com
Media Contact
Ashley Long
media@jamf.com

Jamf Holding Corp.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$200,858	$243,576
Trade accounts receivable, net of allowances of $442 and $444	109,073	108,240
Deferred contract costs	25,727	23,508
Prepaid expenses	18,518	14,255
Other current assets	19,823	13,055
Total current assets	373,999	402,634
Equipment and leasehold improvements, net	14,264	15,184
Goodwill	885,404	887,121
Other intangible assets, net	167,779	187,891
Deferred contract costs, non-current	55,897	53,070
Other assets	49,398	43,752
Total assets	$1,546,741	$1,589,652

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$18,901	$25,909
Accrued liabilities	73,782	77,447
Income taxes payable	1,467	1,248
Deferred revenue	314,893	317,546
Total current liabilities	409,043	422,150
Deferred revenue, non-current	55,313	55,886
Deferred tax liability, net	5,021	5,952
Convertible senior notes, net	368,248	366,999
Other liabilities	16,866	21,118
Total liabilities	854,491	872,105
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	124	126
Additional paid-in capital	1,214,340	1,162,993
Accumulated other comprehensive loss	(28,278)	(26,777)
Accumulated deficit	(493,936)	(418,795)
Total stockholders’ equity	692,250	717,547
Total liabilities and stockholders’ equity	$1,546,741	$1,589,652

Jamf Holding Corp.
Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue:
Subscription	$149,428	$130,591	$297,781	$257,821
Services	3,497	4,254	7,203	8,638
License	91	244	155	842
Total revenue	153,016	135,089	305,139	267,301
Cost of revenue:
Cost of subscription(1)(2)(3)(5)(6) (exclusive of amortization expense shown below)	28,141	24,186	56,151	47,345
Cost of services(1)(2)(3)(4) (exclusive of amortization expense shown below)	3,619	3,385	7,389	6,677
Amortization expense	3,244	3,312	6,556	6,608
Total cost of revenue	35,004	30,883	70,096	60,630
Gross profit	118,012	104,206	235,043	206,671
Operating expenses:
Sales and marketing(1)(2)(3)(4)(5)(6)	61,905	63,890	126,687	124,098
Research and development(1)(2)(3)(4)(5)(6)	34,753	34,725	69,015	66,797
General and administrative(1)(2)(3)(4)(5)(6)(7)	34,427	35,966	66,625	64,402
Amortization expense	6,895	7,247	13,793	14,488
Total operating expenses	137,980	141,828	276,120	269,785
Loss from operations	(19,968)	(37,622)	(41,077)	(63,114)
Interest income, net	1,641	1,481	3,681	2,766
Foreign currency transaction gain	431	1,048	19	1,652
Loss before income tax provision	(17,896)	(35,093)	(37,377)	(58,696)
Income tax provision	(1,366)	(1,106)	(2,409)	(1,703)
Net loss	$(19,262)	$(36,199)	$(39,786)	$(60,399)
Net loss per share, basic and diluted	$(0.15)	$(0.29)	$(0.31)	$(0.49)
Weighted‑average shares used to compute net loss per share, basic and diluted	127,911,770	124,382,767	127,603,390	123,905,072
(1) Includes stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$2,983	$2,715	$5,611	$4,982
Services	451	323	863	632
Sales and marketing	8,285	9,076	14,674	16,575
Research and development	6,969	6,401	12,400	11,434
General and administrative	7,595	11,668	13,314	16,110
	$26,283	$30,183	$46,862	$49,733

(2) Includes payroll taxes related to stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$45	$71	$182	$83
Services	—	12	24	12
Sales and marketing	57	303	617	407
Research and development	57	175	359	246
General and administrative	171	146	436	222
	$330	$707	$1,618	$970
(3) Includes depreciation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$307	$306	$605	$621
Services	46	39	93	78
Sales and marketing	687	787	1,420	1,592
Research and development	449	456	893	923
General and administrative	251	267	509	528
	$1,740	$1,855	$3,520	$3,742
(4) Includes acquisition-related expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cost of revenue:
Services	$88	$1	$167	$2
Sales and marketing	—	115	—	115
Research and development	236	124	419	175
General and administrative	2,062	439	4,188	1,145
	$2,386	$679	$4,774	$1,437
(5) Includes system transformation costs as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$72	$—	$104	$—
Sales and marketing	84	37	135	37
Research and development	—	10	—	10
General and administrative	2,188	1,293	3,974	1,734
	$2,344	$1,340	$4,213	$1,781

(6) Includes restructuring charges as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$(3)	$—	$7	$—
Sales and marketing	947	—	6,518	—
Research and development	(26)	—	708	—
General and administrative	168	—	957	—
	$1,086	$—	$8,190	$—
(7) General and administrative also includes the following:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Offering costs	$872	$—	$872	$—
Legal settlements and non-recurring litigation costs	64	—	(133)	—

Jamf Holding Corp.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2024	2023
Operating activities
Net loss	$(39,786)	$(60,399)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization expense	23,869	24,838
Amortization of deferred contract costs	12,862	9,987
Amortization of debt issuance costs	1,397	1,368
Non-cash lease expense	2,856	2,955
Provision for credit losses and returns	130	217
Stock-based compensation	46,862	49,733
Deferred tax benefit	(517)	(355)
Other	(590)	(1,856)
Changes in operating assets and liabilities:
Trade accounts receivable	(1,072)	(12,047)
Prepaid expenses and other assets	(16,553)	(6,999)
Deferred contract costs	(17,935)	(19,124)
Accounts payable	(7,235)	(483)
Accrued liabilities	(2,997)	(10,205)
Income taxes payable	244	386
Deferred revenue	(3,188)	8,753
Other liabilities	62	—
Net cash used in operating activities	(1,591)	(13,231)
Investing activities
Purchases of equipment and leasehold improvements	(2,733)	(1,786)
Purchase of investments	(2,500)	(750)
Other	(305)	(25)
Net cash used in investing activities	(5,538)	(2,561)
Financing activities
Debt issuance costs	(1,549)	—
Cash paid for offering costs	(197)	—
Cash paid for contingent consideration	—	(206)
Payment of acquisition-related holdback	(3,600)	(277)
Repurchase and retirement of common stock	(35,357)	—
Proceeds from the exercise of stock options	1,756	2,965
Net cash (used in) provided by financing activities	(38,947)	2,482
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(216)	92
Net decrease in cash, cash equivalents, and restricted cash	(46,292)	(13,218)
Cash, cash equivalents, and restricted cash, beginning of period	250,809	231,921
Cash, cash equivalents, and restricted cash, end of period	$204,517	$218,703

Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:
Cash and cash equivalents	$200,858	$211,471
Restricted cash included in other current assets	3,659	32
Restricted cash included in other assets	—	7,200
Total cash, cash equivalents, and restricted cash	$204,517	$218,703

Jamf Holding Corp.
Supplemental Financial Information
Disaggregated Revenue
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
SaaS subscription and support and maintenance	$146,101	$126,566	$288,507	$247,328
On‑premise subscription	3,327	4,025	9,274	10,493
Subscription revenue	149,428	130,591	297,781	257,821
Professional services	3,497	4,254	7,203	8,638
Perpetual licenses	91	244	155	842
Non‑subscription revenue	3,588	4,498	7,358	9,480
Total revenue	$153,016	$135,089	$305,139	$267,301

Jamf Holding Corp.
Supplemental Information
Key Business Metrics
(in millions, except number of customers and percentages)
(unaudited)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023

ARR	$621.7	$602.4	$588.6	$566.3	$547.8	$526.6

ARR from management solutions as a percent of total ARR	77%	77%	77%	79%	79%	80%

ARR from security solutions as a percent of total ARR	23%	23%	23%	21%	21%	20%

ARR from commercial customers as a percent of total ARR	74%	74%	74%	73%	73%	72%

ARR from education customers as a percent of total ARR	26%	26%	26%	27%	27%	28%

Dollar-based net retention rate	106%	107%	108%	108%	109%	111%

Devices	33.6	32.8	32.3	31.8	31.3	30.8

Customers	76,600	75,900	75,300	74,400	73,500	72,500

Jamf Holding Corp.
Supplemental Financial Information
Reconciliation of GAAP to non-GAAP Financial Data
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating expenses	$137,980	$141,828	$276,120	$269,785
Amortization expense	(6,895)	(7,247)	(13,793)	(14,488)
Stock-based compensation	(22,849)	(27,145)	(40,388)	(44,119)
Acquisition-related expense	(2,298)	(678)	(4,607)	(1,435)
Offering costs	(872)	—	(872)	—
Payroll taxes related to stock-based compensation	(285)	(624)	(1,412)	(875)
System transformation costs	(2,272)	(1,340)	(4,109)	(1,781)
Restructuring charges	(1,089)	—	(8,183)	—
Legal settlements and non-recurring litigation costs	(64)	—	133	—
Non-GAAP operating expenses	$101,356	$104,794	$202,889	$207,087

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Gross profit	$118,012	$104,206	$235,043	$206,671
Amortization expense	3,244	3,312	6,556	6,608
Stock-based compensation	3,434	3,038	6,474	5,614
Acquisition-related expense	88	1	167	2
Payroll taxes related to stock-based compensation	45	83	206	95
System transformation costs	72	—	104	—
Restructuring charges	(3)	—	7	—
Non-GAAP gross profit	$124,892	$110,640	$248,557	$218,990
Gross profit margin	77%	77%	77%	77%
Non-GAAP gross profit margin	82%	82%	81%	82%

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating loss	$(19,968)	$(37,622)	$(41,077)	$(63,114)
Amortization expense	10,139	10,559	20,349	21,096
Stock-based compensation	26,283	30,183	46,862	49,733
Acquisition-related expense	2,386	679	4,774	1,437
Offering costs	872	—	872	—
Payroll taxes related to stock-based compensation	330	707	1,618	970
System transformation costs	2,344	1,340	4,213	1,781
Restructuring charges	1,086	—	8,190	—
Legal settlements and non-recurring litigation costs	64	—	(133)	—
Non-GAAP operating income	$23,536	$5,846	$45,668	$11,903
Operating loss margin	(13)%	(28)%	(13)%	(24)%
Non-GAAP operating income margin	15%	4%	15%	4%

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net loss	$(19,262)	$(36,199)	$(39,786)	$(60,399)
Exclude: income tax provision	(1,366)	(1,106)	(2,409)	(1,703)
Loss before income tax provision	(17,896)	(35,093)	(37,377)	(58,696)
Amortization expense	10,139	10,559	20,349	21,096
Stock-based compensation	26,283	30,183	46,862	49,733
Foreign currency transaction gain	(431)	(1,048)	(19)	(1,652)
Amortization of debt issuance costs	708	684	1,397	1,368
Acquisition-related expense	2,386	679	4,774	1,437
Offering costs	872	—	872	—
Payroll taxes related to stock-based compensation	330	707	1,618	970
System transformation costs	2,344	1,340	4,213	1,781
Restructuring charges	1,086	—	8,190	—
Legal settlements and non-recurring litigation costs	64	—	(133)	—
Non-GAAP income before income taxes	25,885	8,011	50,746	16,037
Non-GAAP provision for income taxes (1)	(6,212)	(1,923)	(12,179)	(3,849)
Non-GAAP net income	$19,673	$6,088	$38,567	$12,188
Net loss per share:
Basic	$(0.15)	$(0.29)	$(0.31)	$(0.49)
Diluted	$(0.15)	$(0.29)	$(0.31)	$(0.49)
Weighted‑average shares used in computing net loss per share:
Basic	127,911,770	124,382,767	127,603,390	123,905,072
Diluted	127,911,770	124,382,767	127,603,390	123,905,072
Non-GAAP net income per share:
Basic	$0.15	$0.05	$0.30	$0.10
Diluted	$0.14	$0.05	$0.28	$0.09
Weighted-average shares used in computing non-GAAP net income per share:
Basic	127,911,770	124,382,767	127,603,390	123,905,072
Diluted	138,389,326	134,690,326	138,826,256	134,316,268
(1) In accordance with the SEC’s Non-GAAP Financial Measures Compliance and Disclosure Interpretation, the Company’s blended U.S. statutory rate of 24% is used as an estimate for the current and deferred income tax expense associated with our non-GAAP income before income taxes.

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net loss	$(19,262)	$(36,199)	$(39,786)	$(60,399)
Interest income, net	(1,641)	(1,481)	(3,681)	(2,766)
Provision for income taxes	1,366	1,106	2,409	1,703
Depreciation expense	1,740	1,855	3,520	3,742
Amortization expense	10,139	10,559	20,349	21,096
Stock-based compensation	26,283	30,183	46,862	49,733
Foreign currency transaction gain	(431)	(1,048)	(19)	(1,652)
Acquisition-related expense	2,386	679	4,774	1,437
Offering costs	872	—	872	—
Payroll taxes related to stock-based compensation	330	707	1,618	970
System transformation costs	2,344	1,340	4,213	1,781
Restructuring charges	1,086	—	8,190	—
Legal settlements and non-recurring litigation costs	64	—	(133)	—
Adjusted EBITDA	$25,276	$7,701	$49,188	$15,645

	Three Months Ended June 30,
	2024	2023
Net cash provided by operating activities	$14,313	$11,569
Less:
Purchases of equipment and leasehold improvements	(978)	(665)
Free cash flow	13,335	10,904
Add:
Cash paid for interest	106	78
Cash paid for acquisition-related expense	353	805
Cash paid for system transformation costs	6,961	1,324
Cash paid for restructuring charges	2,331	—
Cash paid for legal settlements and non-recurring litigation costs	159	—
Unlevered free cash flow	$23,245	$13,111
Total revenue	$153,016	$135,089
Net cash provided by operating activities as a percentage of total revenue	9%	9%
Free cash flow margin	9%	8%
Unlevered free cash flow margin	15%	10%

	Six Months Ended June 30,			Years Ended December 31,
	2024	2023	2022	2023	2022
Net cash (used in) provided by operating activities	$(1,591)	$(13,231)	$16,342	$35,964	$90,005
Less:
Purchases of equipment and leasehold improvements	(2,733)	(1,786)	(2,876)	(2,934)	(7,727)
Free cash flow	(4,324)	(15,017)	13,466	33,030	82,278
Add:
Cash paid for interest	420	391	371	784	763
Cash paid for acquisition-related expense	1,775	1,208	1,720	2,975	4,480
Cash paid for system transformation costs	15,185	2,097	—	12,493	—
Cash paid for restructuring charges	8,610	—	—	—	—
Cash paid for contingent consideration	—	6,000	—	6,000	—
Cash paid for legal settlements and non-recurring litigation costs	294	—	—	132	—
Unlevered free cash flow	$21,960	$(5,321)	$15,557	$55,414	$87,521
Total revenue	$305,139	$267,301	$223,896	$560,571	$478,776
Net cash (used in) provided by operating activities as a percentage of total revenue	(1)%	(5)%	7%	6%	19%
Free cash flow margin	(1)%	(6)%	6%	6%	17%
Unlevered free cash flow margin	7%	(2)%	7%	10%	18%

	Trailing Twelve Months Ended June 30,
	2024	2023
Net cash provided by operating activities	$47,604	$60,432
Less:
Purchases of equipment and leasehold improvements	(3,881)	(6,637)
Free cash flow	43,723	53,795
Add:
Cash paid for interest	813	783
Cash paid for acquisition-related expense	3,542	3,968
Cash paid for system transformation costs	25,581	2,097
Cash paid for restructuring charges	8,610	—
Cash paid for contingent consideration	—	6,000
Cash paid for legal settlements and non-recurring litigation costs	426	—
Unlevered free cash flow	$82,695	$66,643
Total revenue	$598,409	$522,181
Net cash provided by operating activities as a percentage of total revenue	8%	12%
Free cash flow margin	7%	10%
Unlevered free cash flow margin	14%	13%